As filed with the Securities and Exchange Commission on February 5, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

THIS PAGE INTENTIONALLY BLANK

MainGate MLP Fund

Class A (AMLPX)
Class C (MLCPX)
Class I (IMLPX)

6075 Poplar Avenue, Suite 720   |   Memphis, TN 38119   |   855.MLP.FUND (855.657.3863)   |   www.maingatefunds.com

ANNUAL REPORT

November 30, 2014

MAINGATE MLP FUND

Dear Shareholder,
The MainGate MLP Fund (“Fund”) had the following returns for its fiscal year-end of November 30, 2014 compared to the S&P 500 Index:

Annualized Return	1 Year
MainGate MLP Fund – Class A (without load)	17.01%
MainGate MLP Fund – Class A (with 5.75% load)	10.30%
MainGate MLP Fund – Class I	17.29%
S&P 500 Index	16.86%
MainGate MLP Fund – Class C*	7.09%
MainGate MLP Fund – Class C (with CDSC)*	6.09%
S&P 500 Index*	11.95%

*Since 3/31/14, the Class C inception date.

During the fiscal year ended November 30, 2014, the Fund benefitted from healthy MLP distributions and growth from the Fund’s MLP positions. The Fund’s Class A (without load) and Class I shares had stronger returns over the prior fiscal year compared to the broader market as measured by the S&P 500 Index. Market participants may have been attracted to the portfolio’s underlying positions due to the combination of quarterly MLP distributions and growth in the MLP market.

Overview
The MLP market weakened into the last part of the Fund’s fiscal year, perhaps in sympathy with the softening price of crude oil. While MLPs have historically shown low correlations with crude oil prices, investors have expressed concerns about the potential effects that a lower crude oil price environment may have on MLPs. We believe that commodity prices should have minimal impact on the underlying businesses that the Fund owns. The Fund’s portfolio holdings are focused on midstream energy MLPs, which are largely toll taking, fee-based businesses such as pipelines.

MLP total returns have historically been influenced by the combination of yield and growth. MLPs had a yield of 5.7% as of 11/30/14 as represented by the Alerian MLP Index. In addition to their attractive historical yield, we believe growth may remain robust for MLPs due to (1) structural growth factors (such as rate increases), (2) organic growth projects, and (3) accretive acquisitions.

For example, petroleum pipelines received an annual rate increase of the Producer Price Index (“PPI”) + 2.65% in the current environment.

ANNUAL REPORT 2014   ●   5

Organic growth projects have continued in the various hydrocarbon markets including natural gas, natural gas liquids (“NGLs”), and crude oil. The ongoing development of energy basins across the U.S., such as the Bakken, Eagle Ford, Marcellus, and Permian is expected to provide a continuing opportunity for MLPs to construct new energy infrastructure. During 2014, expected organic growth projects totaled $36.4 billion of new investment 1.

Source: Wells Fargo Securities Equity Research, MLP Monthly 12-8-14 presenting data from partnership reports and Wells Fargo Securities, LLC estimates.
Source notes “Historical and forecast organic capex investments reflect our coverage universe only”.

CAPEX: The abbreviation for Capital Expenditures used by a company to acquire or upgrade physical assets such as equipment, property, or industrial buildings.

Lastly, the acquisition market has been strong over the past year. Total merger and acquisition (“M&A”) volume for the MLP market stood at $172.3 billion through December 5, 2014 2.

(1) Source: Wells Fargo Securities Equity Research, MLP Monthly 12-8-14 presenting data from partnership reports and Wells Fargo Securities, LLC estimates. Source notes “Historical and forecast organic capex investments reflect our coverage universe only”. (2) Source: UBS Weekly MLP Update 12-05-14 presenting data from IHS Herold, Securities Data Company, Factiva, Company Filings.

6    |    MAINGATE MLP FUND

Outlook
We believe the average MLP may have the potential to grow its distribution at an estimated 6-8% rate over the next year. With steady valuations, the MLP market could offer the possibility of attractive total returns supported by a healthy yield.

The Fund has exposure to sectors which may benefit Sectors such as the Natural Gas/Natural Gas Liquid Pipelines and Storage sector could provide healthy returns to the Fund. We believe that the second largest position in the Fund, Williams Companies, Inc. (WMB, $45.22), is well positioned to potentially benefit from future growth opportunities associated with the development of natural gas infrastructure. The Crude/Refined Products Pipelines and Storage sector may benefit from the potential growth of domestic onshore production and is represented with our largest holding, Plains All American Pipeline, LP (PAA, $52.31). In addition, the Fund has exposure to the Natural Gas Gathering/Processing sector with the Fund’s largest position in that segment, EnLink Midstream, LLC (ENLC, $35.83), as of November 30, 2014.

As always, we look forward to the opportunities that lie ahead and we thank you for your support.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

ANNUAL REPORT 2014   ●   7

Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Producer Price Index (PPI): Measures the average change over time in the selling prices received by domestic producers for their output.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Index: A capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships. You cannot invest directly in an index.

Correlation: A statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.

If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

8    |    MAINGATE MLP FUND

Hypothetical Growth of a $10,000 Investment
unaudited

This chart illustrates the performance of a hypothetical $10,000 investment made in each share class as of its inception date (2/17/11 for Class A and Class I and 3/31/14 for Class C). Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns
November 30, 2014

	1	Since	Inception
	Year	Inception(1)	Date
Class A (without sales load)	17.01%	13.74%	2/17/11
Class A (with sales load)	10.30%	11.97%	2/17/11
Class C	N/A	7.09%	3/31/14
Class C (with CDSC)	N/A	6.09%	3/31/14
Class I	17.29%	14.04%	2/17/11
S&P 500 Index	16.86%	14.56%	2/17/11
S&P 500 Index	N/A	11.95%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

(1) Class A and Class I shares were first available on February 17, 2011. Class C shares were first available on March 31, 2014. Periods of one year or less in length are cumulative.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C performance has been restated to reflect the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUAL REPORT 2014   ●   9

Expense Example   |   unaudited
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2014 to November 30, 2014.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and reflect current and deferred income tax expense. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (06/01/14)	Ending Account Value (11/30/14)	Expenses Paid During Period (1) (06/01/14 – 11/30/14)	Net Annualized Expense Ratio (2)

Class A Actual	$1,000.00	$958.58	$43.89	8.94%
Class A Hypothetical	$1,000.00	$980.25	$44.38	8.94%
(5% return before expenses)
Class C Actual	$1,000.00	$999.70	$23.06	4.60%
Class C Hypothetical	$1,000.00	$1,002.01	$23.09	4.60%
(5% return before expenses)
Class I Actual	$1,000.00	$966.55	$37.71	7.65%
Class I Hypothetical	$1,000.00	$986.71	$38.10	7.65%
(5% return before expenses)

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A, Class C and Class I.

(2)	Annualized expense ratio includes current and deferred income and franchise tax expense.

10    |    MAINGATE MLP FUND

Allocation of Portfolio Assets			*Master Limited Partnerships and Related Companies
November 30, 2014 | unaudited
(expressed as a percentage of total investments)
■	Crude/Refined Products Pipelines and Storage*	53.7%
■	Natural Gas/Natural Gas Liquid Pipelines and Storage*	29.0%
■	Natural Gas Gathering/Processing*	17.3%

Schedule of Investments   |   November 30, 2014

Master Limited Partnerships and Related Companies: 105.6%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage: 56.7%(1)
Marshall Islands: 2.4%(1)
VTTI Energy Partners, L.P.(2)	1,100,000	$26,895,000
United States: 54.3%(1)
Buckeye Partners, L.P.	725,272	55,751,659
Genesis Energy, L.P.	1,400,000	61,642,000
Kinder Morgan Inc.(3)	1	26
Magellan Midstream Partners, L.P.	750,000	62,167,500
MPLX, L.P.	410,000	27,228,100
Oiltanking Partners, L.P.	1,195,800	57,721,266
Phillips 66 Partners, L.P.	575,000	35,793,750
Plains All American Pipeline, L.P.	1,750,000	90,037,500
Plains GP Holdings, L.P.	900,000	23,382,000
Shell Midstream Partners, L.P.(4)	1,918,600	70,067,272
Sunoco Logistics Partners, L.P.	1,500,000	72,210,000
Tesoro Logistics, L.P.	490,000	28,062,300
Valero Energy Partners, L.P.	539,300	22,499,596
		633,457,969
Natural Gas/Natural Gas Liquid Pipelines and Storage: 30.7%(1)
United States: 30.7%(1)
Dominion Midstream Partners, L.P.(4)	138,500	4,300,425
Energy Transfer Equity, L.P.	1,200,000	71,268,000
Enterprise Products Partners, L.P.	1,000,000	37,340,000
EQT Midstream Partners, L.P.	425,000	35,547,000
Western Gas Equity Partners, L.P.	980,000	61,544,000
Western Gas Partners, L.P.	525,000	37,238,250
Williams Companies, Inc.(3)	1,400,000	72,450,000
Williams Partners, L.P.	450,000	23,283,000
		342,970,675
Natural Gas Gathering/Processing: 18.2%(1)
United States: 18.2%(1)
Antero Midstream Partners, L.P.(4)	1,250,000	34,612,500
Enlink Midstream, LLC(3)	1,896,545	68,598,033
Enlink Midstream Partners, L.P.	400,000	11,156,000
Targa Resources Corp.(3)	475,000	54,216,500
Targa Resources Partners, L.P.	650,000	35,639,500
		204,222,533
Total Master Limited Partnerships and Related Companies (Cost $937,009,795)		$1,180,651,177
Total Investments: 105.6%(1) (Cost $937,009,795)		$1,180,651,177
Liabilities in Excess of Other Assets: (5.6%)(1)		(62,923,202)
Net Assets: 100.0%(1)		$1,117,727,975

(1)  Calculated as a percentage of net assets applicable to shareholders. (2) Affiliated issuer (see Note 8 to Financial Statements). (3) MLP general partner interest. (4) Non-income producing security.

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2014 ● 11

Statement of Assets and Liabilities
November 30, 2014

Assets
Investments in unaffiliated issuers at fair value	$1,153,756,177
(cost $913,566,178)
Investments in affiliated issuer at fair value (Note 8)	$26,895,000
(cost $23,443,617)
Cash	28,328,496
Receivable for Fund shares sold	3,250,833
Prepaid expenses	75,120
Total assets	1,212,305,626
Liabilities
Payable to Adviser	1,109,775
Payables for investments purchased	5,936,000
Deferred tax liability	85,708,196
Payable for Fund shares redeemed	1,212,439
Accrued expenses and other liabilities	611,241
Total liabilities	94,577,651

Net assets	$1,117,727,975

Net Assets Consist of
Additional paid-in capital	$972,822,084
Accumulated net investment loss, net of deferred taxes	(9,154,840)
Accumulated realized gain, net of deferred taxes	830,067
Net unrealized appreciation on investments, net of deferred taxes	153,230,664
Net assets	$1,117,727,975

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$175,523,649	$25,987,231	$916,217,095
Shares issued and outstanding	13,110,627	1,932,271	67,676,993
Net asset value, redemption price and minimum offering price per share	$13.39	$13.45	$13.54
Maximum offering price per share ($13.39/0.9425)	$14.20	NA	NA

Statement of Operations
November 30, 2014

Investment Income
Distributions received from master limited partnerships	$29,651,431
(includes $175,761 from affiliated issuer (Note 8))
Less: return of capital on distributions	(29,917,344)
Return of capital in excess of distribution income from master limited partnerships	(265,913)
Dividends from common stock	5,241,009
Total Investment Income	4,975,096

Expenses
Advisory fees	10,210,225
Administrator fees	570,116
Transfer agent expense	350,729
Reports to shareholders	210,387
Registration fees	139,005
Professional fees	114,354
Franchise tax expense	113,535
Trustees’ fees	71,940
Custodian fees and expenses	56,341
Compliance fees	48,336
Insurance expense	31,872
Fund accounting fees	1,267
12b-1 shareholder servicing fee - Class A	425,752
12b-1 shareholder servicing fee - Class C	84,778
Other expenses	8,680
Total Expenses	12,437,317
Less: expense (waiver) recoupment by Adviser, net	439,018
Net Expenses	12,876,335
Net Investment Loss, before Deferred Taxes	(7,901,239)
Deferred tax benefit	3,704,675
Net Investment Loss	(4,196,564)

Realized and Unrealized Gain on Investments
Net realized gain on investments in unaffiliated issuers, before deferred taxes	2,817,815
Deferred tax expense	(1,041,771)
Net realized gain on investments	1,776,044
Net change in unrealized appreciation of investments in unaffiliated issuers, before deferred taxes	143,515,043
Net change in unrealized appreciation of investments in affiliated issuer, before income taxes	3,451,383
Deferred tax expense	(54,334,793)
Net change in unrealized appreciation of investments	92,631,633
Net Realized and Unrealized Gain on Investments	94,407,677
Increase in Net Assets Applicable to Shareholders Resulting from Operations	$90,211,113

12 | MAINGATE MLP FUND	See Accompanying Notes to the Financial Statements.

Statements of Changes in Net Assets

Operations	Year Ended November 30, 2014	Year Ended November 30, 2013
Net investment loss, net of deferred taxes	$(4,196,564)	$(1,113,539)
Net realized gain (loss) on investments, net of deferred taxes	1,776,044	(510,794)
Net change in unrealized appreciation of investments, net of deferred taxes	92,631,633	51,853,806
Net increase in net assets resulting from operations	90,211,113	50,229,473

Dividends and Distributions to Class A Shareholders
Net investment income	(734,199)	—
Return of capital	(7,384,671)	(4,869,394)
Dividends and Distributions to Class C Shareholders
Net investment income	(36,075)	—
Return of capital	(361,111)	—
Dividends and Distributions to Class I Shareholders
Net investment income	(2,739,744)	—
Return of capital	(27,556,716)	(11,681,475)
Total dividends and distributions to Fund shareholders	(38,812,516)	(16,550,869)

Capital Share Transactions (Note 9)
Proceeds from shareholder subscriptions	868,768,425	368,385,191
Dividend reinvestments	32,210,786	13,593,477
Payments for redemptions	(305,483,060)	(62,854,546)
Net increase in net assets from capital share transactions	595,496,151	319,124,122
Total increase in net assets	646,894,748	352,802,726

Net Assets
Beginning of year	470,833,227	118,030,501
End of year	$1,117,727,975	$470,833,227
Accumulated net investment loss at the end of the year, net of deferred taxes	$(9,154,840)	$(1,448,258)

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2014 ● 13

Financial Highlights: Class A Shares

Per Share Data(2)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.00	$10.37	$9.76	$—
Public offering price	—	—	—	10.00

Income from Investment Operations
Net investment loss(3)	(0.09)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain on investments	2.11	2.32	1.30	0.13
Total increase from investment operations	2.02	2.26	1.24	0.08
Less Distributions to Shareholders
Net investment income	(0.06)	—	—	—
Return of capital	(0.57)	(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.39	$12.00	$10.37	$9.76
Total Investment Return	17.01%	22.22%	12.89%	0.80	%(4)

Supplemental Data and Ratios
Net assets, end of period	$175,523,649	$127,777,305	$27,756,364	$1,769,297
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%	0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6,7)	7.19%	9.69%	6.01%	8.53	%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	8.89%	11.48%	8.17%	19.59%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	8.94%	11.44%	7.76%	10.28%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	1.70%	1.79%	2.16%	11.06%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(0.64)%	(0.58)%	(1.04)%	(9.99)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(0.69)%	(0.54)%	(0.63)%	(0.68)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.07)%	(0.99)%	(1.29)%	(10.27)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.12)%	(0.95)%	(0.88)%	(0.97)%
Portfolio turnover rate(9)	57.83%	90.59%	106.26%	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6)
For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $12,226,299 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $8,448,503 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $741,282 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $42,955 is attributable to Class A.

(7)
For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $21,899 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $10,848 is attributable to Class A.

(8)
For the year ended November 30, 2014, the Fund accrued $3,704,675 in net deferred tax benefit, of which $748,704 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $366,172 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $31,645 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $1,426 is attributable to Class A.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

14 | MAINGATE MLP FUND	See Accompanying Notes to the Financial Statements.

Financial Highlights: Class C Shares

	March 31, 2014(1)–
	November 30, 2014
Per Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	13.00

Income from Investment Operations
Net investment loss(3)	(0.14)
Net realized and unrealized gain on investments	1.06
Total increase from investment operations	0.92
Less Distributions to Shareholders
Net investment income	(0.04)
Return of capital	(0.43)
Total distributions to shareholders	(0.47)
Net Asset Value, end of period	$13.45
Total Investment Return	7.09	%(4)

Supplemental Data and Ratios
Net assets, end of period	$25,987,231
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6,7)	2.10	%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	4.55%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	4.60%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	2.45%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	2.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.58)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.63)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.90)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.95)%
Portfolio turnover rate(9)	57.83%

(1)	Commencement of operations.
(2)	Information presented relates to a Class C share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6)	For the period from March 31, 2014 to November 30, 2014, the Fund accrued $20,001,167 in net deferred tax expense, of which $265,741 is attributable to Class C.
(7)	For the period from March 31, 2014 to November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $1,508 is attributable to Class C.
(8)	For the period from March 31, 2014 to November 30, 2014, the Fund accrued $3,226,113 in net deferred tax benefit, of which $42,863 is attributable to Class C.
(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2014 ● 15

Financial Highlights: Class I Shares

Per Share Data(2)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.10	$10.42	$9.79	$—
Public offering price	—	—	—	10.00

Income from Investment Operations
Net investment loss(3)	(0.06)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain on investments	2.13	2.34	1.30	0.14
Total increase from investment operations	2.07	2.31	1.26	0.11
Less Distributions to Shareholders
Net investment income	(0.06)	—	—	—
Return of capital	(0.57)	(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.54	$12.10	$10.42	$9.79
Total Investment Return	17.29%	22.60%	13.06%	1.10	%(4)

Supplemental Data and Ratios
Net assets, end of period	$916,217,095	$343,055,922	$90,274,137	$24,126,166
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%	0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6,7)	6.15%	9.69%	6.01%	8.53	%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	7.60%	11.23%	7.92%	19.34%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	7.65%	11.19%	7.51%	10.03%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	1.45%	1.54%	1.91%	10.81%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(0.40)%	(0.33)%	(0.79)%	(9.74)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(0.45)%	(0.29)%	(0.38)%	(0.43)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment) (5,7,8)	(0.84)%	(0.74)%	(1.04)%	(10.02)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(0.89)%	(0.70)%	(0.63)%	(0.72)%
Portfolio turnover rate(9)	57.83%	90.59%	106.26%	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6)
For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $39,179,849 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $20,701,468 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $3,776,461 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $327,402 is attributable to Class I.

(7)
For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $90,128 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $26,582 is attributable to Class I.

(8)
For the year ended November 30, 2014, the Fund accrued $3,704,675 in net deferred tax benefit, of which $2,913,108 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $897,234 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $161,214 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $10,865 is attributable to Class I.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16 | MAINGATE MLP FUND	See Accompanying Notes to the Financial Statements.

Notes to Financial Statements
November 30, 2014

1. Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a maximum 5.75% front-end sales charge. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets.

2. Significant Accounting Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

●	Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

●	Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

●
Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Dividends received from the Fund’s investments in MLP general partner interests generally are comprised of ordinary income. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has changed its estimate in the current year to be 100% of the distributions from MLPs to be return of capital.

Expenses are recorded on the accrual basis.

ANNUAL REPORT 2014   ●   17

D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2014, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the year ended November 30, 2014 will be determined in early 2015.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the year ended November 30, 2014, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Cash Distribution Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical securities

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

18    |    MAINGATE MLP FUND

		Fair Value Measurements at Reporting Date Using:

Description	Fair Value at November 30, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and Related Companies(1)	$1,180,651,177	$1,180,651,177	$—	$—
Total	$1,180,651,177	$1,180,651,177	$—	$—

(1) All other industry classifications are identified in the Schedule of Investments.

The Fund did not hold Level 2 or Level 3 investments at any time during the fiscal year ended November 30, 2014. There were no transfers into and out of all Levels during the current period presented. It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

4. Concentrations of Risk

The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests.

5. Agreements and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2016, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including deferred and franchise tax expense; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Year Incurred	Amount Waived	Amount Recouped (1)	Amount Subject to Potential Recoupment	Expiration Date

November 30, 2011	$334,452	$334,452	$0	November 30, 2014
November 30, 2012	307,802	195,674	112,128	November 30, 2015
November 30, 2013	190,901	—	190,901	November 30, 2016
November 30, 2014	91,108	—	91,108	November 30, 2017
Total	$924,263	$530,126	$394,137

(1)  Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s total operating expense ratio (excluding certain expenses, taxes and fees as set forth in the Agreement) to exceed 1.50%.

ANNUAL REPORT 2014   ●   19

Certain Trustees and Officers of the Trust/Fund are also officers of the Adviser.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the period ended November 30, 2014, 12b-1 distribution expenses of $425,752 and $84,778 were accrued by Class A and Class C shares, respectively.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels.

6. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$3,392,855
Other	20,613
Total deferred tax assets	3,413,468
Less: Deferred tax liabilities:
Unrealized gain on investment securities (tax basis)	(89,121,664)
Net deferred tax asset (liability)	$(85,708,196)

The net operating loss carryforward is available to offset future of taxable income. The Fund has the following net operating loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$782,951	November 30, 2032
November 30, 2013	$1,530,154	November 30, 2033
November 30, 2014	$6,766,181	November 30, 2034
Total Fiscal Year Ended Net Operating Loss	$9,079,286

The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032.

During the year ended November 30, 2014, the Fund utilized $1,534,964 of capital loss carry forwards.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2014, as follows:

Total Tax Expense (Benefit)
Tax Expense (Benefit) at Statutory Rates	49,471,606
State Income Tax Expense (Net of Federal Benefit)	2,797,571
Tax Expense (Benefit) on Permanent Items(1)	(783,517)
Provision to Return	(31,108)
Tax Expense (Benefit) due to Change in Effective State Rates	(217,337)
Total tax expense	$51,671,889

(1) Permanent Items are made up of dividends received deductions.

At November 30, 2014, the Fund did not have a current tax expense or benefit.

At November 30, 2014, the tax cost basis of investments was $940,494,835 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$243,655,381
Gross unrealized depreciation	(3,499,039)
Net unrealized appreciation	$240,156,342

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the MLP investments.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

20    |    MAINGATE MLP FUND

7. Investment Transactions

For the year ended November 30, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $1,074,201,996 and $504,764,465 (excluding short-term securities), respectively.

8. Investments in Affiliates

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the year ended November 30, 2014 with affiliated companies:

VTTI Energy Partners, L.P.
Balance of shares held November 30, 2013	—
Gross purchases and additions	1,100,000
Gross sales and reductions	—
Balance of shares held November 30, 2014	1,100,000
Value November 30, 2014	$26,895,000
Distributions from investments in affiliated issuers	$175,761
Net realized gain (loss) from investments in affiliated issuers	$—

9. Share Transactions

Transactions of shares of the Fund were as follows:

	Year Ended November 30, 2014		Year Ended November 30, 2013

Class A Shares	Amount	Shares	Amount	Shares
Sold	$177,115,613	13,139,871	$114,936,137	10,114,742
Dividends Reinvested	6,288,377	474,573	3,559,428	306,859
Redeemed	(153,683,482)	(11,152,771)	(28,343,804)	(2,450,126)
Net Increase	$29,720,508	2,461,673	$90,151,761	7,971,475

	March 31, 2014 (commencement of operations) – November 30, 2014

Class C Shares	Amount	Shares
Sold	$26,974,384	1,929,203
Dividends Reinvested	322,819	23,497
Redeemed	(280,588)	(20,429)
Net Increase	$27,016,615	1,932,271

	Year Ended November 30, 2014		Year Ended November 30, 2013

Class I Shares	Amount	Shares	Amount	Shares
Sold	$664,678,428	48,580,239	$253,449,054	21,802,375
Dividends Reinvested	25,599,590	1,899,323	10,034,049	860,332
Redeemed	(151,518,990)	(11,157,949)	(34,510,742)	(2,969,417)
Net Increase	$538,759,028	39,321,613	$228,972,361	19,693,290

10. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

ANNUAL REPORT 2014   ●   21

Report of Independent Registered
Public Accounting Firm

To the Shareholders of MainGate MLP Fund and
Board of Trustees of MainGate Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MainGate MLP Fund (the “Fund”), a series of MainGate Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainGate MLP Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 23, 2015

22    |    MAINGATE MLP FUND

Trustees & Officers
November 30, 2014 | unaudited

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 6075 Poplar Ave., Suite 720, Memphis, TN 38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robert A. Reed	Lead Independent	President, CEO and founder,	1	Director, Oakworth Capital Bank since 2008;
Age: 48	Trustee since January	ABC Polymer Industries, LLC		Director, Robert E. Reed Gastrointestinal
	2011	since 1994		Oncology Research Foundation, 2001-present;
Member of the Young Presidents Organization
International, 2010; Member, Society of
International Business Fellows, 1999-present
Darrison N. Wharton	Independent Trustee	Assistant Vice President and Client	1	Board member, Goodwill Club of the Boys and
Age: 43	since January 2011	Advocate, Willis of Tennessee, Inc.		Girls Clubs of Greater Memphis since 2009;
		in Memphis, TN since 2005		President, Phoenix Club, a non-profit group
dedicated to raising money for the Boys and Girls
Clubs of Greater Memphis from 2006-2007
David C. Burns, CPA	Independent Trustee	Partner and cofounder, Cross Keys	1	Board member, Ryan Taylor & Co. since 2002;
Age: 53	and Chairman of the	Capital, LLC since 2004; Managing		Board member, The Haven since 2007; Board
	Audit Committee since	Director and Principal, Sundial Group,		member, Mountainside Holdings since 2011
	January 2011	LLC since April 2012
Marshall K. Gramm	Independent Trustee	Associate Professor of Economics, Rhodes	1	None
Age: 41	since January 2011	College, 2006-present
Barry Samuels, CPA	Independent Trustee	Private investor, 2009 to present;	1	None
Age: 49	since January 2011	Director-Private Wealth Management,
Deutsche Bank, 2003 to 2009
Moss W. Davis	Independent Trustee	Managing Director and head of Atlanta,	1	None
Age: 52	and Chairman of the	GA office, Midtown Consulting Group,
	Pricing Committee since	2012 to present; President and Founder,
	January 2011	Fairview Consulting Group,
2008 to 2012; Vice President, Experient
Group, Consulting and Staffing Firm,
2005 to 2008
Interested Trustees and Officers
Matthew G. Mead(1)	Interested Trustee,	Principal, Chickasaw Capital	1	Director, Oakworth Capital Bank;
Age: 47	President and Chief	Management, LLC since 2003;		Director, AGRI, Inc.
	Executive Officer since	President, Chickasaw Securities
January 2011
Geoffrey Mavar(1)	Chairman of the Board,	Principal, Chickasaw Capital	1	None
Age: 52	Interested Trustee,	Management, LLC since 2003;
	Treasurer and Chief	Chief Financial Officer,
	Financial Officer since	Chickasaw Securities
January 2011
Gerard Scarpati	Chief Compliance	Compliance Director, Vigilant	1	None
Age: 59	Officer since	Compliance Services, 2010 to present;
	April 2013	Independent Consultant to the
Securities Industry, 2004 to 2010
Salvatore Faia	Assistant Compliance	President,	1	Trustee, EIP Growth & Income Fund
Age: 52	Officer since April	Vigilant Compliance Services
2013; Chief Compliance
Officer from January
2011 to April 2013

(1) This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

ANNUAL REPORT 2014   ●   23

Additional Information
November 30, 2014 | unaudited

Trustee and Officer Compensation
The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Fund to the independent trustees was $60,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec. gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855. MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

24    |    MAINGATE MLP FUND

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

ANNUAL REPORT 2014   ●   25

Fund Service Providers
November 30, 2014

Board of Trustees
Geoffrey P. Mavar*, Chairman of the Board
Robert A. Reed, Lead Independent Trustee
David C. Burns, Independent Trustee
Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers
Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Gerard Scarpati, Chief Compliance Officer
Debra McAdoo*, Secretary

Investment Adviser
Chickasaw Capital Management, LLC
6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Street, 5th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Coburn LLP
One U.S. Bank Plaza, St. Louis, MO 63101

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

*Employed by Chickasaw Capital Management, LLC.

26    |    MAINGATE MLP FUND

Notes

Mutual fund investing involves risk. Principal loss is possible.	Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT	Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-657-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. David Burns is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$29,000	$25,000
Audit-Related Fees	None	None
Tax Fees	15,750	12,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title)  /s/ Matthew G. Mead
                                                  Matthew G. Mead, President & Chief Executive Officer

Date       February 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Matthew G. Mead
                                                  Matthew G. Mead, President & Chief Executive Officer

Date       February 4, 2015

By (Signature and Title)  /s/ Geoffrey P. Mavar
                                                  Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date       February 4, 2015